Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22S

NINETEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This NINETEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

CSG has designed and developed a solution which automates completion of Orders during the Backlog Window for conversions, as more particularly described and defined herein.  XWABL is provided and used to reduce the reliance by Customer on manually completing Backlog.  For purposes of CSG’s provision and Customer’s use of XWABL, the following terms are used and defined below:

Definitions

•	Adjusted Orders or Adjusted WIP – Shall mean a subset of Orders that contain valid and complete details that can be processed in XWABL by CSG.
•	Backlog– Shall mean Customer initiated transactions which occur in the OBP after the file-cutoff from the OBP and before use in production as well as carryover to CSG’s ACP system.
•	Backlog Window – Shall mean the period of time between the OBP file cutoff and the production use and carryover to CSG’s ACP System.
•	Estimated Production Completion Percentage (EPCP) – Shall mean the estimated percentage of Adjusted Orders processed in XWABL that will result in a successful and closed order in ACP.
•

Invalid Orders – Shall mean a subset of Orders that cannot be processed by CSG due to incomplete details, out-of-scope Order types received from Customer, cancelled or completed Orders received from Customer or other types of Orders identified in and pursuant to a Statement of Work for each conversion.

•

Orders or Order File – Shall mean each individual account-level transaction of Backlog provided by Customer in a mutually agreed electronic format, containing OBP data during the Backlog Window for use by XWABL.

•	Production Completion Percentage (PCP) – Shall mean the actual percentage of Adjusted Orders processed in XWABL that resulted in a successful and closed order in ACP.
•	Successful Orders - Shall mean the number of Orders successfully processed by XWABL that result in a completed transaction in ACP in closed status.
•	Work in Process (WIP) – Shall mean Orders received from Customer for processing in XWABL.
•

XWABL or Extended Workorder Automated Backlog– Shall mean a solution designed and developed by CSG which automates Orders during the Backlog Window and provides transformed Order details for manual entry by Customer.

•	XWABL Metric Report– Shall mean the report generated by CSG during the execution of XWABL in testing or production that provides measures on the status of XWABL processing. This report may be

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

updated from time to time by mutual agreement between CSG and Customer, but at a minimum shall contain the following data fields:
o	Total Orders / Total WIP - The total number of individual Orders received from Customer for processing.
o	V-Fail Orders – Orders that are received but do not pass a verify step for processing in ACP. These Orders are included in the Invalid Order counts.
o

SKIP Orders – Orders that are received by CSG from Customer that are in a cancelled or completed status or that are out-of-scope for processing at the request of Customer.   These Orders are included in the Invalid Order counts.

o	PSKIP Orders - Pending Orders received from Customer that are out-of-scope for processing by mutual agreement between Customer and CSG. These Orders are included in the Invalid Order counts.
o	Adjusted Orders or Adjusted WIP Orders – Orders that CSG can process and shall be calculated as Total Orders, less all Invalid Order types (V-Fail, SKIP, PSKIP).
o	Ready Orders – Adjusted WIP Orders that have not yet been processed in XWABL
o	Success Orders – Adjusted WIP Orders that have been successfully processed by XWABL resulting in a completed and closed transaction on ACP
o	Fail Orders – Adjusted WIP Orders that did not successfully create a completed and closed transaction in ACP and failed processing in XWABL.
o	Total Adjusted WIP Processed – Adjusted WIP Orders that have either succeeded or failed processing.
o

Total WIP Success Percentage – is the percentage of Adjusted WIP where a Successful Order was processed by XWABL.   At the end of XWABL processing, the aggregate Total WIP Success Percentage for all Order Files received shall equal the Production Completion Percentage (PCP)

o	XWABL Converted – The total number of Adjusted WIP records where successful translation output is provided to Customer in Excel or similar format

2.

CSG and Customer agree XWABL ***** *** ** **** ** ********** ** ******* * ********** unless Customer and CSG have mutually agreed upon a separate Statement of Work (“XWABL SOW”) *** **** **********.   Customer and CSG agree that the XWABL SOW should be executed no less than ****** (**) **** ***** to the ********** ******* and conversion onto CSG’s ACP system.  Pursuant to the XWABL SOW, CSG and Customer shall agree upon the EPCP.  At the time of ********** *** ********** ******* ********** ***** *****, the **** **** ** ******** ** *** *** to ********* ********** **** *** *********, which are provided in Schedule F of the Agreement.  The PCP shall be determined from the XWABL Metric Report.  Partially completed ****** *** *** **** ** *** *********** ** **** *** ***, but CSG and Customer, if mutually agreed upon may include them in an XWABL SOW.

3.

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A. Titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 15. titled “Extended Workorder Automated Backlog (XWABL),” as follows:

Description of Item/Unit of Measure	Frequency	Fee
15. Extended Workorder Automated Backlog (XWABL)
a)Implementation Fee (per **********) (Note 1)	*** *******	*****
b)Completed Order fees (Note 2)
▪Minimum Successful Orders fee (fee per *****)	*******	$****
▪PCP attainment up to *****% (fee per *****)	*******	$****
▪PCP attainment of *****% to *****% (fee per *****)	*******	$****
▪PCP attainment of *****% to *****% (fee per *****)	*******	$****
▪PCP attainment of *****% to *****% (fee per *****)	*******	$****
▪PCP greater than *****% (fee per *****)	*******	$****

Note 1: XWABL Services will be provided pursuant to a mutually agreed Statement of Work for **** **********.

Note 2: The PCP shall be contingent upon Customer ensuring the following do not impact EPCP as determined solely by CSG:

(a)	Customer **** ** ********** ************* *******
(b)	Customer **** ** ********** ************* ******* ** ***’* ****** or the *** ******
(c)	In the event the mixture of order types change, Customer will work with CSG to evaluate necessary changes to the “********** ** **********”

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(d)	******* ******** ** ***** **** ******** ** *** ** ***. In the event ********* ***** *** ********* ** ***, Customer will work with CSG to evaluate necessary changes to the EPCP

Note 3: Customer and CSG agree ********* ***** ** ******* ** *** ********* ***** *** if the *** ** **** **** *** **** ** ** ****** ** ******* **** **%. The ********* ******** ** ******** ***** ** **% of the **** *** ***** ** *** ***** ***** ***** **** *** **********.   Regardless of the *********** ** *** ******** ** *** **********, CSG and Customer agree that ***** ** ************* ***** *** **** *** ********* ****** ** **** **** *** ******* ********** ****** *** ********** ** *** ****** ** ********** ******; also, CSG and Customer agree ***** *** ************, there will ***** ** * ******* ********** ****** *** ***** ** ** **** **** **% of *** ********** ** *** ** *** ****.

Provided as an example only:

*** ******** ****** ** ****** ****** *** *** ******* ******** ***** **** **** **** ** **% (** ****** ********** ******).

** *** *** ** ****** (**%), **** *** ********* ***** *** *** ***** **** ** $**** (*** ********** ** *****% ** *****% **** ** *** ***** ** *** ***** *****) *** ****** ********* ** * ********* ***** *** ** $********** (*******$****).

******** ** *** *** ** ****** (**%), **** *** ********* ***** *** *** ***** **** ** $**** (*** ********** ** *****% ** *****% **** ** *** ***** ** *** ***** ***** **** * **% ******** ******* *** *** ** **** **** *** ****** **** **** ** ** ****** ** ******* **** **%; ******** *** ********* ********* ***** *** ** **** **** *** ******* ********** ****** **** *** ******* ***** ********** *** ***** *****) ($**** - $****** = $****) *** ****** ********* ** * ********* ***** *** ** $********* (*******$****).

** *** ************ ** *** ** *** ***** ****** ** **** * ***** ****** *** *** ********** **** ** **%, **** *** ********* ***** *** **** ** $**** *** ***** *** *** ******** ******* ********** ** *** **** ****** *** **********  ** **** **** *** ******** ****** *** ****** ****** **** * **% ***** **** **** (** ****** ********** ******), ********* ** * ********* ***** *** ** $****** (*******$****).

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abein	By: /s/ Joseph T. Ruble
Name: Jeur Abein	Name: Joseph T. Ruble
Title: Senior Vice President Procurement	Title: EVP, CAO & General Counsel
Date: 10-7-2015	Date: 5 Oct 2015